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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 3, 2002

                                Osmonics, Inc.
            (Exact Name of Registrant as Specified in its Charter)

          Minnesota                1-12714                 41-0955959
(State or Other Jurisdiction   (Commission File   (IRS Employer Identification
      of Incorporation)            Number)                   Number)

                 5951 Clearwater Drive
                 Minnetonka, Minnesota                        55343
      (Address of Principal Executive Office)               (Zip Code)

                                (952) 933-2277
               (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)

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ITEM 5.  Other Events.

       On November 4, 2002, Osmonics, Inc. (the "Company") and General Electric Company ("GE") announced that they had entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of November 3, 2002, among GE, the Company and Oasis Acquisition, Inc., a direct wholly-owned subsidiary of GE ("Merger Sub"), pursuant to which the Company will merge with and into Merger Sub (the "Merger").

       As a result of the Merger, each outstanding share of common stock of the Company (other than any shares owned by the Company, GE, or any of their respective wholly-owned subsidiaries and any dissenting shares) will be converted into the right to receive the equivalent of $17.00 of GE common stock, based on a pre-closing measurement period. Shareholders may elect to receive $17.00 in cash per share instead of GE shares, subject to proration so that the total cash paid does not exceed 55 percent of the total merger consideration.

       The Merger is intended to constitute a reorganization under the Internal Revenue Code of 1986, as amended. Consummation of the Merger is subject to approval by the shareholders of the Company, receipt of applicable governmental approvals and the satisfaction of other customary closing conditions.

     A copy of the Merger Agreement and the joint press release of GE and the Company with respect to the Merger are attached as exhibits to this Form 8-K and are incorporated by reference herein. The foregoing description of such documents and the transactions contemplated therein is not complete and is qualified in its entirety by reference to such exhibits.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

                  2.1 Agreement and Plan of Merger, dated as of November 3, 2002, among General Electric Company, Oasis Acquisition, Inc. and Osmonics, Inc.

                  99.1 Joint Press Release, dated November 4, 2002, announcing the execution of the Agreement and Plan of Merger among General Electric Company, Oasis Acquisition, Inc. and Osmonics, Inc.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       OSMONICS, INC.




Date:  November 4, 2002                By: /s/ D. DEAN SPATZ
                                          -------------------------------
                                          Name: D. Dean Spatz
                                          Title: Chief Executive Officer


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                                 EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
-----------       -----------

2.1 Agreement and Plan of Merger, dated as of November 3, 2002, among General Electric Company, Oasis Acquisition, Inc. and Osmonics, Inc.

99.1 Joint Press Release, dated November 4, 2002, announcing the execution of the Agreement and Plan of Merger among General Electric Company, Oasis Acquisition, Inc. and Osmonics, Inc.


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